UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06416

DTF Tax-Free Income Inc.

(Exact name of registrant as specified in charter)

200 South Wacker Drive, Suite 500, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Alan M. Meder	Lawrence R. Hamilton, Esq.
DTF Tax-Free Income Inc.	Mayer Brown LLP
200 South Wacker Drive, Suite 500	71 South Wacker Drive
Chicago, Illinois 60606	Chicago, Illinois 60606

(Name and address of agents for service)

Registrant’s telephone number, including area code: 1-800-338-8214

Date of fiscal year end: October 31

Date of reporting period: October 31, 2013

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders follows.

Board of Directors

David J. Vitale, Chairman

Nancy Lampton, Vice Chairperson

Stewart E. Conner

Robert J. Genetski

Philip R. McLoughlin

Geraldine M. McNamara

Eileen A. Moran

Nathan I. Partain, CFA

Christian H. Poindexter

Carl F. Pollard

Officers

Nathan I. Partain, CFA, President & Chief Executive Officer

T. Brooks Beittel, CFA, Senior Vice President & Secretary

Timothy M. Heaney, CFA, Vice President & Chief Investment Officer

Lisa H. Leonard, Vice President

Alan M. Meder, CFA, CPA, Treasurer & Assistant Secretary

Joyce B. Riegel, Chief Compliance Officer

Investment Adviser

Duff & Phelps Investment Management Co.

200 South Wacker Drive, Suite 500

Chicago, IL 60606

Call toll-free (800) 243-4361 ext. 4941

(860) 263-4941

www.dpimc.com

Administrator

J.J.B. Hilliard, W.L. Lyons, LLC

500 West Jefferson Street

Louisville, KY 40202

Call toll-free (888) 878-7845

Custodian

State Street Bank and Trust Company

One Heritage Drive

North Quincy, MA 02171

Transfer Agent

American Stock Transfer & Trust Company

6201 15th Avenue

Brooklyn, NY 11219

Call toll-free (800) 937-5449

Independent Registered Public Accounting Firm

Ernst & Young LLP

155 North Wacker Drive

Chicago, IL 60606

Legal Counsel

Mayer Brown LLP

71 South Wacker Drive

Chicago, IL 60606

DTF Tax-Free

Income Inc.

Annual Report

October 31, 2013

LETTER TO

SHAREHOLDERS

December 16, 2013

Dear Shareholders:

The Current Municipal Market Environment and Your Fund:

As has been customary in recent years, we preface our discussion of the performance of DTF Tax-Free Income Inc. (the “DTF Fund”) with a review of the municipal market environment in which the DTF Fund operates.

The municipal bond market experienced weak performance over the past twelve months ending October 31, 2013 as tax-free interest rates increased by 85 basis points on 10-year maturities and by 137 basis points on 30-year maturities according to the Bloomberg L.P. Municipal Benchmark Curve. The result of this increase in tax-free interest rates was a decline in the principal value of tax-free municipal bonds, including the bonds in the DTF Fund’s portfolio. Several factors contributed to the increase in tax-free interest rates over the past year:

•	rising U.S. Treasury bond yields driven by concerns that the Federal Reserve (the Fed) would begin to taper its bond purchase program in 2013
•	the associated increase in outflows from open-end mutual funds due to the general rise in Treasury bond yields
•	headline news surrounding Detroit’s bankruptcy filing
•	Puerto Rico’s growing fiscal challenges

According to the Investment Company Institute (ICI), open-end municipal bond mutual funds have experienced over $50 billion in net outflows since March 2013. This wave of outflows forced mutual funds to sell portfolio securities to meet investor redemptions under unfavorable market conditions, thereby reducing all bond valuations. The effect on closed-end funds, such as the DTF Fund, was to decrease the market price of fund shares compared to their underlying net asset value. The redemptions from municipal bond funds that have occurred over the past 8 months now exceed the period from November 2010 through May 2011, when bank analyst Meredith Whitney’s dire predictions roiled the market and led to net outflows of over $44 billion.

Detroit’s bankruptcy filing in late July cast a shadow over the municipal bond market and was one of the causes of the market’s significant outflows. Decades of job losses and a decreasing population led to a fiscal crisis that could only be solved by declaring bankruptcy, in the opinion of the city’s emergency manager, Kevyn Orr. Detroit currently owes about $18.5 billion in secured and unsecured claims, with approximately half of this amount representing pension and healthcare-related obligations. Currently, the DTF Fund has exposure to the City of Detroit Water Supply System Revenue Bonds and the City of Detroit Distributable State Aid General Obligation Bonds representing approximately 1.2% of the DTF Fund’s market value. While the City of Detroit has defaulted on several of its debt obligations since declaring bankruptcy, these particular bond issuers have continued to make all required payments. However, the outcome of the bankruptcy and associated legal proceedings is uncertain and there is no guarantee that all required payments will occur.

Puerto Rico, with approximately $70 billion of outstanding debt, is another large municipal issuer that has been in the news recently. According to Morningstar, Inc., roughly 80% of Puerto Rico’s outstanding debt is owned by mutual funds, with 180 of these funds having invested 5% or more of their portfolio in those positions. The island’s fundamental credit profile remains very weak and is likely to remain so for the foreseeable future because of persistent budget deficits, high unemployment, extremely low pension funding levels and high debt servicing requirements. As a result of our negative view on Puerto Rico’s credit profile, we have eliminated exposure to Puerto Rico debt from the DTF Fund’s portfolio.

While there have been numerous negative news reports about Detroit’s bankruptcy filing and Puerto Rico’s growing credit problems, we do not believe those reports paint an accurate picture of the broader credit profile of the municipal market. Municipal bonds remain one of the lowest risk asset classes, with credit metrics for the vast majority of municipalities continuing to improve as the economy recovers and tax revenues rebound. State revenue growth continues to improve following the recession, and while revenues are not quite back to pre-recession levels, the credit profile of many municipalities has improved. As a result, we do not expect default risk to become a systemic problem for the municipal bond sector.

In managing the DTF Fund, we continue to emphasize an investment strategy of owning higher quality revenue bonds in the market’s traditionally safer sectors, in recognition of the fiscal challenges still facing many municipalities across the country. We continue to be attracted to revenue-backed bonds because they generally provide predictable revenue streams with a sound legal protective framework for investors. Within the revenue-backed bond market, the DTF Fund is well diversified across multiple sectors, with transportation, education, and water & sewer bonds representing our largest exposures, while allocation to general obligation bonds remains low. The emphasis on high quality is evident in the fact that almost 60% of the DTF Fund’s portfolio holdings are rated “AA” or higher. Additionally, the DTF Fund is well diversified geographically, with exposure to 29 states and Washington, D.C. As mentioned earlier, the DTF Fund does not own any bonds issued from Puerto Rico due to the island’s weak economy and persistent credit problems. We continue to be invested along the entire yield curve in order to moderate the portfolio’s exposure to potential changes in interest rates or in the shape of the yield curve that could result from future Fed actions or changing investor sentiment.

Outlook: Recently, performance in the municipal bond market has improved somewhat, thereby giving investors optimism heading into the final weeks of 2013. In these last months of 2013, the municipal market is keeping a close eye on the Fed’s plan for tapering asset purchases, developments in the Detroit bankruptcy proceedings and Puerto Rico’s fiscal condition and ability to finance its ongoing budget deficits. Expectations for the remainder of the year and start of 2014 are for continued levels of manageable supply, improved demand for tax-exempt income as yields have increased, improving municipal credit fundamentals and minimal disruption expected by tax reform discussions. If mutual fund outflows moderate and even reverse while supply of new bonds remains light, the market could continue its positive momentum into next year. If the municipal market fails to return to positive territory during the fourth quarter, it would be only the fourth year that the Barclays Municipal Bond Index posted a negative annual return since 1983.

Fund Performance:

The following table compares the DTF Fund’s total return, on an NAV and market value basis, to its Lipper peer group and the Barclays Municipal Bond Index for one-, three-, five- and ten-year periods:

Total Return[1] For the period indicated through October 31, 2013
	One Year	Three Years (annualized)	Five Years (annualized)	Ten Years (annualized)
DTF Tax-Free Income Inc.
Market Value[2]	-17.0%	1.4%	10.4%	4.1%
Net Asset Value[2]	-4.8%	4.0%	7.7%	4.2%
Lipper Peer Group Average Return (Market Value)[3]	-14.6%	2.8%	11.7%	5.4%
Lipper Peer Group Average Return (NAV)[3]	-6.1%	5.4%	10.8%	5.5%
Barclays Municipal Bond Index[4]	-1.7%	3.6%	6.4%	4.5%

1. Past performance is not indicative of future results. Current performance may be lower or higher than the performance in historical periods.

2. Total return on market value assumes a purchase of common stock at the opening market price on the first business day and a sale at the closing market price on the last business day of the period shown in the table and assumes reinvestment of dividends at the actual reinvestment prices obtained under the terms of the Fund’s dividend reinvestment plan. Total return on NAV uses the same methodology, but with use of NAV for beginning, ending and reinvestment values. For the fiscal year ended October 31, 2013, operating expenses (which are already reflected in the Fund’s NAV) were 1.36%. The Fund’s market price per share may be higher or lower than NAV. Source: Administrator of the DTF Fund.

3. General Municipal Debt Funds (Leveraged) peer group average return. The peer group consists of closed-end funds that invest primarily in municipal debt issues rated in the top four credit ratings. These funds can be leveraged via use of debt, preferred equity, and/or reverse repurchase agreements. Source: Lipper Inc.

4. The index is a market capitalization-weighted index that is designed to measure the long-term tax-exempt bond market. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment. Source: Barclays.

As of October 31, 2013, the DTF Fund was paying an 84-cent annualized dividend and had a closing price of $14.16 per share. The DTF Fund has increased its monthly common dividend 5 times (representing about a 40% increase in the aggregate) since February of 2009, despite generational low yields available in the tax-exempt bond market for extended periods during this timeframe. The low cost of leverage has been one principal reason why the DTF Fund has been able to increase its dividends. During this period, common shareholders have benefited from a very steep municipal yield curve that has allowed the DTF Fund to pay a very low dividend rate on its preferred stock while re-investing the proceeds into much higher yielding bonds. However, the cost of leverage has increased recently. In August, the DTF Fund issued $65 million of Variable Rate MuniFund Term Preferred Shares (“VMTP Shares”) and used the proceeds to redeem 100% of its outstanding shares of Remarketed Preferred (RP) stock. The VMTP Shares pay dividends at a variable rate that is set weekly at a fixed spread to the Securities Industry Financial Markets Association (SIFMA) Municipal Swap Index and will be mandatorily redeemable in 2018. The cost of the new VMTP Shares is higher than the cost of the RP shares that were redeemed. Therefore, future dividend increases may be more difficult to implement and the dividend rate could even decrease if leverage costs move higher.

We continue to appreciate your interest in the DTF Fund and look forward to being of continued service in the future.

Timothy M. Heaney, CFA	Nathan I. Partain, CFA
Chief Investment Officer	Director, President & Chief Executive Officer

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein, are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The DTF Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

DTF TAX-FREE INCOME INC.

SCHEDULE OF INVESTMENTS

October 31, 2013

Principal Amount (000)	Description (a)	Value (Note 2)
	LONG-TERM INVESTMENTS—140.5%
	Arizona—3.9%
$2,000	Arizona St. Trans. Brd. Hwy. Rev.,
	5.00%, 7/1/30, Ser. B	$2,177,000
1,000	Northern Arizona University Speed Rev. Stimulus Plan Econ. Edl. Dev.,
	5.00%, 8/1/38	1,020,820
2,000	Salt River Proj. Agric. Impvt. & Pwr. Dist. Elec. Sys. Rev.,
	5.00%, 1/1/38, Ser. A	2,094,880

		5,292,700

	California—19.5%
2,000	Bay Area Toll Auth. Rev.,
	5.125%, 4/1/39, Ser. F-1	2,116,040
500	California St. Gen. Oblig.,
	5.50%, 3/1/26	568,490
1,000	California St. Gen. Oblig.,
	6.00%, 4/1/38	1,138,740
500	California St. Gen. Oblig.,
	5.50%, 3/1/40	541,855
2,000	California St. Pub. Wks. Brd. Lease Rev. Dept. of Corrections and Rehab.,
	5.250%, 9/1/29, Ser. F	2,179,400
2,000	California Statewide Communities Dev. Auth. Rev.,
	5.75%, 7/1/47, FGIC	2,200,640
545	Fresno Swr. Rev.,
	6.25%, 9/1/14, Ser. A-1, AMBAC	567,912
3,000	Golden State Tobacco Securitization Corp. Rev.,
	5.75%, 6/1/47, Ser. A-1	2,300,100
500	Imperial Irrigation Dist. Elec. Sys. Rev.,
	5.00%, 11/1/36, Ser. B	517,600
2,500	Riverside Cnty. Sngl. Fam. Rev.,
	7.80%, 5/1/21, Ser. A, Escrowed to maturity (b)	3,432,325
500	Sacramento Area Flood Control Agency Consol. Capital Assessment Dist. Bonds,
	5.00%, 10/1/37	520,720
7,840	San Bernardino Cnty. Res. Mtge. Rev.,
	9.60%, 9/1/15, Escrowed to maturity (b)	9,171,624
Principal Amount (000)	Description (a)	Value (Note 2)
$1,040	Saratoga Unified Sch. Dist. Gen. Oblig., Zero Coupon, 9/1/20, Ser. A, NRE	$874,234

		26,129,680

	Colorado—0.8%
1,000	Eagle River Wtr. & Sanitation Dist. Enterprise Wastewater Rev.,
	5.00%, 12/1/42	1,031,640

	Connecticut—3.2%
1,000	Connecticut St. Hlth. & Edl. Facs. Auth. Rev.,
	5.00%, 7/1/25, Ser. C, RAD	986,900
700	Connecticut St. Hlth. & Edl. Facs. Auth. Rev.,
	5.00%, 7/1/32, Ser. A	703,052
1,000	Connecticut St. Hlth. & Edl. Facs. Auth. Rev.,
	5.00%, 7/1/41, Ser. A	985,190
550	Connecticut St. Hlth. & Edl. Facs. Auth. Rev. Yale-New Haven Hospital,
	5.00%, 7/1/48, Ser. N	552,635
1,000	South Central Connecticut Reg. Wtr. Auth. Rev.,
	5.00%, 8/1/41, Ser. 26	1,040,310

		4,268,087

	District of Columbia—1.6%
1,000	District of Columbia Inc. Tax Rev.,
	5.00%, 12/1/31, Ser. A	1,082,080
1,000	Metropolitan Washington D.C. Airport Auth. Rev.,
	5.00%, 10/1/18, Ser. A, AGM / AMBAC	1,130,810

		2,212,890

	Florida—12.6%
1,500	Broward Cnty. Port Fac. Rev.,
	6.00%, 9/1/23, Ser. A	1,714,650
1,000	Escambia Cnty. Hlth. Fac. Auth. Rev.,
	6.00%, 8/15/36	1,049,260
2,000	Florida St. Brd. of Ed. Cap. Outlay,
	5.00%, 6/1/41, Ser. F	2,102,920
2,350	Florida St. Brd. of Gov. Florida State Univ. Dorm Rev.,
	5.00%, 5/1/33, Ser. A	2,484,702

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2013

Principal Amount (000)	Description (a)	Value (Note 2)
$70	Highlands Cnty. Hlth. Fac. Auth. Rev.,
	5.125%, 11/15/32, Ser. G, Prerefunded 11/15/16 @ $100 (b)	$79,542
1,930	Highlands Cnty. Hlth. Fac. Auth. Rev.,
	5.125%, 11/15/32, Ser. G	1,985,738
1,975	JEA Wtr. & Swr. Rev.,
	4.25%, 10/1/41, Ser. A	1,862,721
250	Miami-Dade Cnty. Aviation Rev.,
	5.00%, 10/1/32, Ser. A	251,420
2,000	Orlando and Orange Cnty. Expwy. Auth. Rev.,
	5.00%, 7/1/35, Ser. A	2,052,320
1,000	Reedy Creek Impvt. Dist.,
	5.00%, 6/1/38, Ser. A	1,026,780
2,000	Seminole Cnty. Sales Tax Rev.,
	5.25%, 10/1/31, Ser. B, NRE	2,219,680

		16,829,733

	Georgia—6.9%
2,000	Fulton Cnty. Sch. Dist. Gen. Oblig.,
	5.375%, 1/1/16	2,211,660
4,375	Georgia Mun. Elec. Auth. Pwr. Rev.,
	6.50%, 1/1/20, Ser. X, AMBAC	5,014,275
2,000	Metro. Atlanta Rapid Tran. Auth. Rev.,
	5.00%, 7/1/39, Ser. 3	2,067,540

		9,293,475

	Illinois—8.3%
500	Chicago Multi-Family Hsg. Rev.,
	4.90%, 3/20/44, FHA	480,135
1,000	Chicago O’Hare Intl. Arpt. Rev.
	Customer Fac. Charge, 5.125%, 1/1/30, Senior Lien, AGM	1,013,440
500	Chicago Wastewater Transmission Rev.,
	4.00%, 1/1/42, 2nd Lien	400,470
2,000	Chicago Wastewater Transmission Rev.,
	5.00%, 1/1/42, 2nd Lien	1,938,180
1,000	Illinois Fin. Auth. Ed. Rev.,
	5.375%, 9/1/32, Ser. C, Prerefunded 9/1/17 @ $100 (b)	1,173,180
1,000	Illinois Fin. Auth. Rev.,
	6.00%, 8/15/38, Ser. A	1,041,270
200	Illinois Fin. Auth. Rev. Northwestern Memorial HealthCare,
	5.00%, 8/15/37	201,116
Principal Amount (000)	Description (a)	Value (Note 2)
$2,000	Illinois St. Gen. Oblig.,
	5.50%, 1/1/29	$2,174,280
1,500	Illinois St. Toll Hwy. Auth. Rev.,
	5.50%, 1/1/33, Ser. B	1,622,550
1,000	Railsplitter Tobacco Settlement Auth. Rev.,
	6.00%, 6/1/28	1,072,200

		11,116,821

	Indiana—3.1%
820	Indiana Fin. Auth. Hospital Rev.,
	5.875%, 5/1/29, Ser. A, Prerefunded 5/1/14 @ $100 (b)	837,359
180	Indiana Fin. Auth. Hospital Rev.,
	5.875%, 5/1/29, Ser. A	181,334
1,000	Indiana St. Fin. Auth. Rev. Revolving Fund,
	5.00%, 2/1/31, Ser. B	1,084,600
2,000	Indianapolis Local Pub. Impvt. Bond Bank Rev.,
	5.00%, 2/1/38, Ser. A	2,095,040

		4,198,333

	Louisiana—4.9%
1,000	Louisiana St. Gasoline & Fuels Tax Rev.,
	5.00%, 5/1/41, Ser. A, NRE	1,036,590
1,250	Louisiana Stadium & Exposition Dist.,
	5.00%, 7/1/30, Ser. A	1,303,463
500	Louisiana Stadium & Exposition Dist.,
	5.00%, 7/1/36, Ser. A	504,545
500	Board of Commissioners of The Port of New Orleans Port Fac. Ref. Rev.,
	5.00%, 4/1/33, Ser. B	486,060
1,100	Regional Tran. Auth. Louisiana Sales Tax Rev.,
	5.00%, 12/1/30, AGM	1,161,677
1,000	Terrebonne Levee & Consv. Dist. Pub. Impvt. Sales Tax Rev.,
	5.00%, 7/1/38, Ser. A	1,021,470
1,000	Terrebonne Parish Waterworks Consol. Dist. No. 1,
	5.00%, 11/1/37, Ser. A	1,016,670

		6,530,475

	Maine—1.6%
1,000	Maine St. Hlth. & Edl. Facs. Auth. Rev.,
	5.00%, 7/1/33, Ser. A	1,024,590

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2013

Principal Amount (000)	Description (a)	Value (Note 2)
$610	City of Portland, General Arpt. Rev.,
	5.00%, 7/1/31	$616,484
540	City of Portland, General Arpt. Rev.,
	5.00%, 7/1/32	542,840

		2,183,914

	Maryland—1.6%
2,000	Maryland St. Trans. Auth. Rev.,
	5.00%, 7/1/37, AGM	2,090,860

	Massachusetts—6.4%
3,000	Massachusetts Bay Trans. Auth. Rev.,
	5.50%, 7/1/29, Ser. B, NRE	3,593,850
2,000	Massachusetts St. College Bldg. Auth. Rev.,
	5.00%, 5/1/40, Ser. B	2,140,980
1,500	Massachusetts St. Dev. Fin. Agcy. Solid Waste Disp. Rev.,
	5.00%, 2/1/36, Prerefunded 8/1/16 @ $100 (b)	1,675,275
1,000	Massachusetts St. Gen. Oblig.,
	5.50%, 8/1/30, Ser. A, AMBAC	1,227,410

		8,637,515

	Michigan—1.7%
500	Detroit Gen. Oblig.,
	5.25%, 11/1/35 (c)	475,595
2,000	Detroit Wtr. Supply Sys. Rev.,
	5.00%, 7/1/30, Ser. A, NRE (c)	1,854,560

		2,330,155

	Nebraska—3.9%
500	Nebraska St. Pub. Pwr. Dist. Gen. Rev.,
	5.00%, 1/1/34, Ser. A	530,225
2,000	Omaha Gen. Oblig.,
	5.25%, 4/1/27	2,424,840
2,010	Omaha Pub. Pwr. Dist. Elec. Rev.,
	6.20%, 2/1/17, Ser. B, Escrowed to maturity (b)	2,202,920

		5,157,985

	Nevada —3.3%
2,165	Clark Cnty. Gen. Oblig.,
	5.00%, 11/1/22, AMBAC	2,337,680
2,000	Nevada St. Gen. Oblig.,
	5.00%, 12/1/24, Ser. F, AGM	2,115,040

		4,452,720

Principal Amount (000)	Description (a)	Value (Note 2)
	New Jersey—4.3%
$2,000	New Jersey St. Gen. Oblig.,
	5.25%, 7/1/17, Ser. H	$2,322,560
1,000	New Jersey St. Tpk. Auth. Rev.,
	5.00%, 1/1/36, Ser. H	1,038,170
2,000	New Jersey Trans. Trust Fund Auth. Rev.,
	5.25%, 12/15/22, Ser. A	2,355,820

		5,716,550

	New York—7.8%
1,000	Albany Industrial Dev. Agy. Rev.,
	5.00%, 4/1/32, Ser. A	879,250
800	Long Island Pwr. Auth. Elec. Sys. Rev.,
	5.00%, 12/1/35, Ser. B	815,032
700	Long Island Pwr. Auth. Elec. Sys. Rev.,
	5.00%, 9/1/42, Ser. A	706,426
1,000	New York City Mun. Wtr. Fin. Auth. Wtr. & Swr. Sys. Rev.,
	5.00%, 6/15/34, Ser. DD	1,067,640
1,000	New York City Mun. Wtr. Fin. Auth. Rev.,
	5.375%, 6/15/43, Ser. EE	1,064,670
1,000	New York City Mun. Wtr. Fin. Auth. Rev.,
	5.50%, 6/15/43, Ser. EE	1,072,900
1,500	New York St. Dorm. Auth. Rev.,
	7.25%, 10/1/28, Ser. C	1,808,385
2,000	New York St. Dorm. Auth. St. Personal Inc. Tax Rev.,
	5.00%, 3/15/30, Ser. F	2,073,300
450	New York St. Thruway Auth. Rev.,
	5.00%, 1/1/37, Ser. I	464,585
500	Triborough Bridge & Tunnel Auth. Subordinate Rev.,
	5.00% 11/15/30, Ser. A	536,450

		10,488,638

	Ohio—5.4%
750	Deerfield Twp. Tax Increment Rev.,
	5.00%, 12/1/25	771,750
1,000	Hamilton Elec. Sys. Rev.,
	4.60%, 10/15/20, Ser. A, AGM	1,077,960
750	Ohio St. Air Quality Dev. Auth. Rev.,
	5.70%, 2/1/14, Ser. A	756,908
500	Ohio St. Gen. Oblig.,
	5.00%, 9/1/30, Ser. A	540,785

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2013

Principal Amount (000)	Description (a)	Value (Note 2)
$1,040	Ohio St. Tpk. Comm. Tpk. Rev.,
	5.00%, 2/15/31, Ser. A	$1,094,309
2,445	Ohio St. Wtr. Dev. Auth. Rev.,
	5.50%, 6/1/20, Ser. B, AGM	2,996,152

		7,237,864

	Pennsylvania—8.7%
2,000	Delaware Cnty. Auth. Rev.,
	5.00%, 6/1/21, Ser. A, Prerefunded 6/1/15 @ $100 (b)	2,144,440
1,000	East Stroudsburg Area Sch. Dist. Gen. Oblig.,
	7.75%, 9/1/27, Ser. A, NRE	1,184,270
1,000	Pennsylvania Econ. Dev. Fin. Auth. Res. Recov. Rev.,
	4.625%, 12/1/18, Ser. F, AMBAC	996,160
2,000	Pennsylvania St. Higher Ed. Facs. Auth. Rev.,
	5.00%, 6/15/28, Ser. AL	2,184,520
1,020	Pennsylvania St. Tpk. Comm. Oil Franchise Tax Rev.,
	5.00%, 12/1/23, Ser. A-2, AGT	1,136,790
1,000	Pennsylvania St. Tpk. Comm. Turnpike Rev.,
	5.00%, 12/1/31, Ser. A	1,052,140
1,000	Pennsylvania St. Tpk. Comm. Turnpike Sub. Rev.,
	5.00%, 12/1/43, Ser. A-1	993,800
2,000	Philadelphia Wtr. & Wastewater Rev.,
	5.00%, 1/1/41, Ser. A	2,023,880

		11,716,000

	Rhode Island—2.8%
2,000	Rhode Island Hlth. & Edl. Bldg. Corp. Higher Ed. Facs. Rev.,
	5.00%, 9/1/37	2,103,040
1,600	Rhode Island Hlth. & Edl. Bldg. Corp. Higher Ed. Facs. Rev.,
	5.00%, 11/1/41	1,639,200

		3,742,240

	Tennessee—2.1%
1,500	Tennessee Energy Acquisition Corp. Rev.,
	5.25%, 9/1/20, Ser. A	1,678,605
1,000	Tennessee Energy Acquisition Corp. Rev.,
	5.25%, 9/1/21, Ser. A	1,112,460

		2,791,065

Principal Amount (000)	Description (a)	Value (Note 2)
	Texas—13.9%
$1,000	Alliance Airport Auth. Inc. Rev.,
	4.85%, 4/1/21	$1,047,580
1,000	Dallas Area Rapid Transit Rev.,
	5.25%, 12/1/48	1,024,030
2,000	El Paso Wtr. & Swr. Rev. Ref. and Impvmt. Bonds,
	4.00%, 3/1/33, Ser. A	1,852,160
1,000	Everman Indep. Sch. Dist. Gen. Oblig.,
	5.00%, 2/15/36, PSF	1,077,190
500	Houston Arpt. Sys. Rev.,
	5.00%, 7/1/32, Ser. A	502,760
1,000	Houston Hotel Occupancy Tax & Spl. Rev.,
	5.25%, 9/1/29, Ser. A	1,048,320
1,410	Houston Util. Sys. Rev.,
	5.00%, 11/15/32, Ser. B, 1st Lien	1,524,407
1,060	Klein Indep. Sch. Dist. Gen. Oblig.,
	5.00%, 8/1/38, Ser. A, PSF	1,104,573
2,000	Lower Colorado River Auth. Rev.,
	5.00%, 5/15/31, AGM	2,005,260
1,900	McLennan Cnty. Pub. Fac. Corp. Proj. Rev.,
	6.625%, 6/1/35	2,005,355
1,200	North Texas Twy. Auth. Rev.,
	5.75%, 1/1/40, Ser. A, BHAC	1,319,892
1,975	Pharr-San Juan-Alamo Indep. Sch. Dist. Gen. Oblig.,
	5.50%, 2/1/33, PSF	2,149,926
1,000	Spring Branch Indep. Sch. Dist. Gen. Oblig.,
	5.25%, 2/1/38, PSF	1,079,540
1,000	Upper Trinity Reg. Wtr. Dist. Treated Wtr. Supply Sys. Rev. Ref. and Impvmt. Bonds,
	4.00%, 8/1/37, Ser. A, AGM	871,140

		18,612,133

	Utah—1.6%
1,000	Utah Trans. Auth. Sales Tax Rev.,
	5.00%, 6/15/32, Ser. A, AGM	1,067,780
1,000	Utah Trans. Auth. Sales Tax Rev.,
	5.00%, 6/15/36, Ser. A, AGM	1,063,110

		2,130,890

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2013

Principal Amount (000)	Description (a)	Value (Note 2)
	Vermont—1.5%
$2,000	Univ. of Vermont & St. Agric. College Gen. Oblig.,
	5.00%, 10/1/38, Ser. A	$2,057,900

	Virginia—2.9%
2,000	Virginia College Bldg. Auth. Rev.,
	5.00%, 2/1/23, Ser. E-1	2,397,880
1,500	Virginia St. Hsg. Dev. Auth. Rev.,
	4.55%, 1/1/24	1,515,735

		3,913,615

	Washington—0.4%
500	Energy Northwest Wind Proj. Rev.,
	4.75%, 7/1/21, NRE	512,015

	West Virginia—1.1%
1,500	Monongalia Cnty. Bldg. Comm. Hospital Rev.,
	5.00%, 7/1/30, Ser. A	1,471,635

	Wisconsin—1.7%
2,000	Wisconsin St. Gen. Rev.,
	6.00%, 5/1/33, Ser. A	2,235,840

	Wyoming—3.0%
3,550	Wyoming St. Farm Loan Brd. Cap. Facs. Rev.,
	5.75%, 10/1/20	4,012,849

	Total Long-Term Investments (Cost $181,330,411)	$188,396,217

	TOTAL INVESTMENTS—140.5%
	(Cost $181,330,411)	188,396,217
	Other assets in excess of liabilities—8.0%	10,710,998
	Liquidation value of remarketed preferred stock—(48.5%)	(65,000,000)

	NET ASSETS APPLICABLE TO COMMON STOCK—100.0%	$134,107,215

(a)	The following abbreviations are used in portfolio descriptions to indicate an obligation of credit support, in whole or in part:

AMBAC—Ambac Assurance Corporation

AGM—Assured Guaranty Municipal Corp.

AGT—Assured Guaranty Corp.

BHAC—Berkshire Hathaway Assurance Corporation

FGIC—Financial Guaranty Insurance Company

FHA—Federal Housing Authority

NRE—National Public Finance Guarantee Corporation

PSF—Texas Permanent School Fund

RAD—Radian Asset Assurance Inc.

(b)	Prerefunded and escrowed to maturity issues are secured by escrowed cash, U.S. government obligations, or other securities.
(c)	On July 18, 2013, the City of Detroit filed a petition under Chapter 9 with the U.S. Bankruptcy Court.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets applicable to common stock of the Fund.

The Fund’s investments are carried at fair value which is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. The three-tier hierarchy of inputs established to classify fair value measurements for disclosure purposes is summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities.

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities. The following is a summary of the inputs used to value each of the Fund’s investments at October 31, 2013:

Level 2
Municipal bonds	$188,396,217

There were no Level 1 or 3 priced securities held securities held at October 31, 2013.

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2013

Summary of State Diversification as a Percentage of Net Assets

Applicable to Common Shareholders

At October 31, 2013

State	%
California	19.5
Texas	13.9
Florida	12.6
Pennsylvania	8.7
Illinois	8.3
New York	7.8
Georgia	6.9
Massachusetts	6.4
Ohio	5.4
Louisiana	4.9
New Jersey	4.3
Arizona	3.9
Nebraska	3.9
Nevada	3.3
Connecticut	3.2
Indiana	3.1
Wyoming	3.0
Virginia	2.9
Rhode Island	2.8
Tennessee	2.1
Wisconsin	1.7
Michigan	1.7
District of Columbia	1.6
Utah	1.6
Maine	1.6
Maryland	1.6
Vermont	1.5
West Virginia	1.1
Colorado	0.8
Washington	0.4

140.5
Other assets in excess of liabilities	8.0
Liquidation value of remarketed preferred stock	(48.5)

100.0

Summary of Ratings as a Percentage of Long-Term Investments

(Unaudited)

At October 31, 2013

Rating *	%
AAA	8.0
AA	48.0
A	32.6
BBB	7.1
BB	1.0
B	1.2
NR	2.1

100.0

*	Individual ratings are grouped based on the lower rating of Standard & Poor’s Financial Services LLC (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”) and are expressed using the S&P ratings scale. If a particular security is rated by either S&P or Moody’s, but not both, then the single rating is used. If a particular security is not rated by either S&P or Moody’s, then a rating from Fitch Ratings, Inc. is used, if available.

Portfolio Composition

(as a percentage of total investments)

At October 31, 2013

%
Transportation	16.5
Education	14.8
Water & Sewer	13.2
Misc. Revenue	11.3
Pre-refunded	10.1
General Obligation	9.4
Electric & Gas	7.2
Healthcare	6.2
Special Tax	4.6
Tobacco	1.7
Housing	1.0
Cash	4.0

100.0

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2013

ASSETS:

Investments, at value (cost $181,330,411)	$188,396,217

Cash	7,792,515

Receivables:

Interest	2,788,865

Deferred offering costs (Note 8)	389,399

Other assets	12,505

Total assets	199,379,501

LIABILITIES:

Investment advisory fee (Note 3)	83,916

Administrative fee (Note 3)	15,767

Accrued interest (Note 8)	81,640

Accrued expenses	90,963

Total liabilities	272,286

Variable Rate MuniFund Term Preferred Shares ($0.01 par value per share; 650 shares issued and outstanding, liquidation preference $100,000 per share) (Note 8)	65,000,000

NET ASSETS APPLICABLE TO COMMON STOCK	$134,107,215

CAPITAL:

Common stock ($0.01 par value per share; 600,000,000 shares authorized, 8,519,010 issued and outstanding)	$85,190

Additional paid-in capital	120,624,144

Undistributed net investment income	6,949,227

Accumulated net realized loss on investments	(617,152)

Net unrealized appreciation on investments	7,065,806

Net assets applicable to common stock	$134,107,215

NET ASSET VALUE PER SHARE OF COMMON STOCK	$15.74

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

STATEMENT OF OPERATIONS

For the year ended October 31, 2013

INVESTMENT INCOME:

Interest	$9,056,627

EXPENSES:

Investment advisory fees (Note 3)	1,034,009

Administrative fees (Note 3)	198,522

Interest (Note 8)	185,738

Directors' fees	102,236

Remarketing agent fees	87,481

Professional fees	99,662

Custodian fees	73,110

Reports to shareholders	41,927

Transfer agent fees	30,226

Registration fees	23,767

Amortization of offering costs (Note 8)	15,747

Other expenses	37,388

Total expenses	1,929,813

Net investment income	7,126,814

REALIZED AND UNREALIZED GAIN (LOSS):

Net realized gain (loss) on investments	(383,231)

Net change in unrealized appreciation (depreciation) on investments	(13,557,168)

Net realized and unrealized gain (loss)	(13,940,399)

DISTRIBUTIONS ON REMARKETED PREFERRED STOCK FROM:

Net investment income	(59,347)

Total distributions on remarketed preferred stock	(59,347)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCK RESULTING FROM OPERATIONS	$(6,872,932)

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

STATEMENTS OF CHANGES IN NET ASSETS

	For the year ended October 31, 2013	For the year ended October 31, 2012

INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:

Net investment income	$7,126,814	$7,699,657

Net realized gain (loss)	(383,231)	(381,063)

Net change in unrealized appreciation (depreciation)	(13,557,168)	10,255,544

Distributions on remarketed preferred stock from net investment income	(59,347)	(70,965)

Distributions on remarketed preferred stock from net realized gains	—	(5,850)

Net increase (decrease) in net assets applicable to common stock resulting from operations	(6,872,932)	17,497,323

DISTRIBUTIONS TO COMMON STOCKHOLDERS FROM:

Net investment income	(7,204,234)	(7,206,581)

Net realized gains	—	(410,893)

Decrease in net assets from distributions to common stockholders (Note 5)	(7,204,234)	(7,617,474)

FROM CAPITAL STOCK TRANSACTIONS:

Shares issued to common stockholders from dividend reinvestment of 3,289 and 8,265 shares, respectively	57,770	141,794

Net increase in net assets derived from capital share transactions	57,770	141,794

Total increase (decrease) in net assets	(14,019,396)	10,021,643

TOTAL NET ASSETS APPLICABLE TO COMMON STOCK:

Beginning of year	148,126,611	138,104,968

End of year (including undistributed net investment income of $6,949,227 and $7,070,247 respectively)	$134,107,215	$148,126,611

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

STATEMENT OF CASH FLOWS

For the year ended October 31, 2013

INCREASE (DECREASE) IN CASH

Cash flows provided by (used in) operating activities:

Interest received	$10,029,938

Operating expenses paid	(1,722,760)

Interest expense paid	(104,098)

Dividends paid on preferred stock	(60,996)

Purchase of investment securities	(32,774,770)

Proceeds from sales and maturities of investment securities	36,114,270

Net proceeds from sales in excess of purchases of short-term portfolio investments	3,833,708

Net cash provided by operating activities		$15,315,292

Cash flows provided by (used in) financing activities:

Distributions paid	(7,204,234)

Proceeds from issuance of common stock under dividend reinvestment plan	86,603

Payout for offering costs from issuance of VMTP Shares	(405,146)

Proceeds from issuance of VMTP Shares	65,000,000

Redemption of remarketed preferred stock	(65,000,000)

Net cash used in financing activities		(7,522,777)

Net increase in cash		7,792,515

Cash-beginning of year		—

Cash-end of year		$7,792,515

Reconciliation of net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:

Net decrease in net assets resulting from operations		$(6,872,932)

Purchase of investment securities	(59,344,450)

Proceeds from sales and maturities of investment securities	67,644,562

Amortization of premiums and discounts on debt securities	830,805

Amortization of offering costs	15,747

Net realized loss on investments	383,231

Net change in unrealized (appreciation) depreciation on investments	13,557,168

Decrease in receivable for investments sold	715,000

Decrease in interest receivable	142,506

Decrease in payable for investments purchased	(1,841,904)

Increase in accrued interest	81,640

Increase in accrued expenses	3,919

Total adjustments		22,188,224

Net cash provided by operating activities		$15,315,292

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

FINANCIAL HIGHLIGHTS—SELECTED PER SHARE DATA AND RATIOS

The table below provides information about income and capital changes for a share of common stock outstanding throughout the years indicated (excluding supplemental data provided below):

	For the year ended October 31,
PER SHARE DATA:	2013	2012	2011	2010	2009
Net asset value, beginning of year	$17.39	$16.23	$16.47	$15.75	$13.96

Net investment income(1)	0.84	0.90	0.92	0.95	0.98
Net realized and unrealized gain (loss)	(1.64)	1.16	(0.25)	0.55	1.49
Distributions on remarketed preferred stock from net investment income	(0.01)	(0.01)	(0.01)	(0.02)	(0.04)
Distributions on remarketed preferred stock from net realized gains	—	— (2)	— (2)	—	—

Net increase (decrease) from investment operations	(0.81)	2.05	0.66	1.48	2.43

Distributions on common stock from:
Net investment income	(0.84)	(0.84)	(0.80)	(0.76)	(0.64)
Net realized gains	—	(0.05)	(0.10)	—	—

Total distributions on common stock	(0.84)	(0.89)	(0.90)	(0.76)	(0.64)

Net asset value, end of year	$15.74	$17.39	$16.23	$16.47	$15.75

Per share market value, end of year	$14.16	$17.99	$15.54	$16.06	$14.10

RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON STOCK:(3)
Operating expenses	1.36%	1.21%	1.23%	1.25%	1.32%
Net investment income	5.03%	5.35%	5.90%	5.91%	6.52%
SUPPLEMENTAL DATA:
Total return on market value(4)	(16.98)%	22.08%	2.73%	18.57%	31.62%
Total return on net asset value(4)	(4.75)%	12.95%	4.36%	9.64%	17.70%
Portfolio turnover rate	15%	11%	6%	12%	26%
Net assets applicable to common stock, end of year (000’s omitted)	$134,107	$148,127	$138,105	$140,100	$133,956
Asset coverage per share of RP stock ($50,000 per unit), end of year	$—	$163,944	$156,235	$157,769	$153,043
Asset coverage per share of VMTP Shares ($100,000 per unit), end of year	$306,319	$—	$—	$—	$—
Preferred stock outstanding (000's omitted)	$65,000	$65,000	$65,000	$65,000	$65,000

(1)	Based on average number of shares of common stock outstanding.
(2)	Amount per share is less than $0.01.
(3)

Ratios calculated on the basis of income and expenses applicable to both the common and preferred stock relative to the average net assets applicable to common stock. Ratios do not reflect the effect of distributions on remarketed preferred stock.

(4)

Total return on market value assumes a purchase of common stock at the opening market price on the first business day and a sale at the closing market price on the last business day of the years shown in the table and assumes reinvestment of dividends at the actual reinvestment prices obtained under the terms of the Fund's dividend reinvestment plan. Total return on net asset value uses the same methodology, but with use of net asset value for beginning, ending and reinvestment values.

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

NOTES TO FINANCIAL STATEMENTS

October 31, 2013

Note 1. Organization

DTF Tax-Free Income Inc. (the “Fund”) was organized in Maryland on September 24, 1991 as a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is current income exempt from regular federal income tax consistent with preservation of capital.

Note 2. Significant Accounting Policies

The following are the significant accounting policies of the Fund.

A. Investment Valuation: The Fund values its fixed income securities by using valuation data provided by an independent pricing service, market quotations, prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established by the Board of Directors of the Fund. The relative liquidity of some securities in the Fund’s portfolio may adversely affect the ability of the Fund to accurately value such securities. Any securities for which it is determined that market prices are unavailable or inappropriate are valued at fair value using a procedure determined in good faith by the Board of Directors and are classified as Level 2 or 3 based on the valuation inputs.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation and are classified as Level 1. Short-term investments having a maturity of 60 days or less at the time of purchase are valued on an amortized cost basis, to the extent that amortized cost approximates market value, and are classified as Level 2.

B. Investment Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are determined on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts on securities using the effective interest method.

C. Federal Income Taxes: It is the Fund’s intention to comply with requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and capital gains to its shareholders. Therefore, no provision for federal income or excise taxes is required. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s tax returns for 2010-2013 are subject to such review.

D. Dividends and Distributions: The Fund declares and pays dividends on its common stock monthly from net investment income. Net long-term capital gains, if any, in excess of loss carryforwards are expected to be distributed annually. Dividends and distributions are recorded on the ex-dividend date. Prior to redemption, the dividends on the Fund’s remarketed preferred stock (RP) were accrued daily and paid weekly and were determined as described in Note 7. Dividends on the Fund’s Variable Rate MuniFund Term Preferred Shares (“VMTP Shares”) are accrued on a daily basis and paid on a monthly basis and are determined as described in Note 8.

The amount and timing of distributions are generally determined in accordance with federal tax regulations, which may differ from U.S. generally accepted accounting principles.

E. Use of Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

DTF TAX-FREE INCOME INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

October 31, 2013

Note 3. Agreements and Management Arrangements

A. Adviser: The Fund has an Advisory Agreement with Duff & Phelps Investment Management Co. (the “Adviser”), an indirect, wholly owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”). The investment advisory fee is payable monthly at an annual rate of 0.50% of the Fund’s average weekly managed assets, which is defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage).

B. Administrator: The Fund has an Administration Agreement with J.J.B. Hilliard, W.L. Lyons, LLC (“Hilliard”). The administration fee is payable quarterly at an annual rate of 0.14% of the Fund’s average weekly net assets, which is defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (including aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage).

C. Directors: The Fund pays each director not affiliated with the Adviser an annual fee plus a fee for certain meetings of the board or committees of the board attended. Total fees paid to directors for the year ended October 31, 2013 were $102,236.

D. Affiliated Shareholder: At October 31, 2013, Virtus Partners, Inc. (a wholly owned subsidiary of Virtus) held 26,954 shares of the Fund which represent 0.32% of shares of common stock outstanding. These shares may be sold at any time.

Note 4. Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2013 were $30,932,866 and $35,399,270, respectively.

Note 5. Distributions and Tax Information

At October 31, 2013, the federal tax cost and aggregate gross unrealized appreciation (depreciation) were as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
$181,287,838	$10,211,261	($3,102,882)	$7,108,379

The difference between the book-basis and tax-basis of unrealized appreciation (depreciation) is primarily attributable to the difference between book and tax amortization methods for premiums and discounts on fixed income securities.

The tax character of distributions paid during the fiscal year ended October 31, 2013 and 2012 was as follows:

	2013	2012
Distributions paid from:
Tax-exempt income	$7,320,131	$7,175,575
Ordinary income	49,196	101,971
Long-term capital gains	—	416,743

Total distributions	$7,369,327	$7,694,289

DTF TAX-FREE INCOME INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

October 31, 2013

At October 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed net tax-exempt income	$6,897,010
Undistributed net ordinary income	91,284
Other accumulated loss	(617,152)
Other ordinary timing differences-dividend payable	(81,640)
Unrealized net appreciation (depreciation)	7,108,379

$13,397,881

At October 31, 2013, the Fund had a short-term capital loss carryover of $337,221 and long-term capital loss carryovers of $279,931 not subject to expiration.

Note 6. Reclassification of Capital Accounts

Due to inherent differences in the recognition and distribution of income and realized gains (losses) under U.S. generally accepted accounting principles and for federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. At October 31, 2013, the following reclassifications were recorded:

Paid-in Capital	Undistributed net investment income
($15,747)	$15,747

The reclassifications are attributable to expenses related to the VMTP Shares offering. These reclassifications have no impact on the net asset value of the fund.

Note 7. Remarketed Preferred Stock

In 1992, the Fund issued 1,300 shares of RP with a liquidation value of $50,000 per share plus any accumulated but unpaid dividends. On September 20, 2013, the Fund redeemed all of its outstanding RP. The outstanding RP was redeemed at a redemption price of $50,000 per share plus accrued but unpaid dividends. The redemption was funded with proceeds received from the issuance of VMTP Shares.

Dividends on shares of RP were cumulative from their date of original issue and were payable on each dividend payment date. Since February 2008, the short-term auction and remarketed preferred stock market had been ineffective at matching buyers with sellers. This impacted the Fund’s RP shares. The RP shares’ dividend rate was reset to the maximum applicable rate. These maximum dividend rates ranged from 0.04% to 0.25% during the year ended October 31, 2013. A failed remarketing was not an event of default for the Fund, but it was a liquidity event for the holders of its RP shares.

Note 8. Variable Rate MuniFund Term Preferred Shares

On August 22, 2013, the Fund issued 650 shares of VMTP Shares with a liquidation preference of $100,000 per share. Proceeds from the issuance of VMTP Shares were used to redeem all of the Fund’s outstanding RP shares. VMTP Shares are a floating-rate form of preferred shares with a mandatory redemption date. The Fund is required to redeem all

DTF TAX-FREE INCOME INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

October 31, 2013

outstanding VMTP Shares on August 21, 2018, unless earlier redeemed, repurchased or extended. VMTP Shares are subject to optional and mandatory redemption in certain circumstances. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends and a redemption premium, if any.

The Fund incurred costs in connection with the issuance of the VMTP Shares. These costs were recorded as a deferred charge and are being amortized over the 5 year life of the VMTP Shares. Amortization of these costs is included under the caption “Amortization of offering costs” on the Statement of Operations and the unamortized balance is included under the caption “Deferred offering costs” on the Statement of Assets and Liabilities.

Dividends paid on the VMTP Shares (which are treated as interest expense for financial reporting purposes) are accrued daily and paid monthly. The dividend rate for each weekly period will be the sum of the Applicable Spread of 1.40% per annum (subject to adjustment in the event of a ratings downgrade of the VMTP Shares) plus the Securities Industry and Financial Markets Association Municipal Swap Index (the “SIFMA” Index). The average liquidation value outstanding and the average annualized dividend rate of the VMTP Shares during the year ended October 31, 2013, were $65,000,000 and 1.47%, respectively.

The Fund is subject to certain restrictions relating to the VMTP Shares, such as maintaining certain asset coverage, effective leverage ratio and overcollateralization ratio requirements. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of the VMTP Shares at liquidation value.

For financial reporting purposes, the liquidation value of the VMTP Shares, which are considered debt of the Fund, is recorded as a liability under the caption “Variable Rate MuniFund Term Preferred Shares” on the Statement of Assets and Liabilities. Unpaid dividends on VMTP Shares are shown under the caption “Accrued interest” on the Statement of Assets and Liabilities. Dividends paid on VMTP Shares are recognized as a component of “Interest” on the Statement of Operations.

Note 9. Indemnifications

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not occurred. However, the Fund has not had prior claims or losses pursuant to these arrangements and expects the risk of loss to be remote.

Note 10. Recent Accounting Pronouncement

In January 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2013-01 regarding “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities”. ASU 2013-01 amended ASU 2011-11, “Disclosures about Offsetting Assets and Liabilities”. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. At this time, management is evaluating the application of ASU No. 2013-01 and will add the required disclosures when adopted.

DTF TAX-FREE INCOME INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

October 31, 2013

Note 11. Subsequent Events

Subsequent to October 31, 2013, dividends paid on preferred stock totaled $79,729 through December 2, 2013. On November 7, 2013, the Fund announced a dividend of $0.07 per share of common stock payable on December 31, 2013, January 31, 2014 and February 28, 2014 to common shareholders of record on December 16, 2013, January 13, 2014 and February 13, 2014, respectively. On December 11, 2013, the Fund announced a special taxable distribution of $0.010290 per share of common stock, payable December 31, 2013 to shareholders of record on December 16, 2013. Management has evaluated the impact all subsequent events on the Fund through the date the financial statements were issued and has determined that, other than those described above, there were no subsequent events requiring recognition or disclosure in these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors of

DTF Tax-Free Income Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of DTF Tax-Free Income Inc. (the “Fund”) as of October 31, 2013, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DTF Tax-Free Income Inc. at October 31, 2013, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

December 16, 2013

TAX INFORMATION (Unaudited)

Taxable distributions of ordinary income of $468 were paid to preferred shareholders, and $48,728 were paid to common shareholders during the taxable year ended October 31, 2013. The Fund did not pay long-term capital gains dividends during the taxable year ended October 31, 2013. All of the other net investment income distributions paid by the Fund qualify and are designated as tax-exempt interest dividends for Federal income tax purposes.

INFORMATION ABOUT PROXY VOTING BY THE FUND (Unaudited)

Although the Fund does not typically hold voting securities, the Fund’s Board of Directors has adopted proxy voting policies and procedures whereby Duff & Phelps Investment Management Co., the Fund’s investment adviser (the “Adviser”), would review any proxy solicitation materials on a case-by-case basis and would vote any such securities in accordance with the Adviser’s good faith belief as to the best interests of the Fund and its shareholders. These proxy voting policies and procedures may be changed at any time by the Fund’s Board of Directors. A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling the Administrator toll-free at (888) 878-7845 or is available on the Fund’s website www.dtffund.com or on the SEC’s website www.sec.gov.

INFORMATION ABOUT THE FUND’S PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended January 31 and July 31) on Form N-Q. The Fund’s Form N-Q is available on the SEC’s web site at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) 732-0330. In addition, the Fund’s Form N-Q is available without charge, upon request, by calling the Administrator toll-free at (888) 878-7845 or is available on the Fund’s website at www.dtffund.com.

ADDITIONAL INFORMATION (Unaudited)

Since November 1, 2012: (i) there have been no material changes in the Fund’s investment objectives or policies that have not been approved by the shareholders; (ii) there have been no changes in the Fund’s charter or by-laws that would delay or prevent a change in control of the Fund which have not been approved by the shareholders; (iii) there have been no material changes in the principal risk factors associated with an investment in the Fund; and (iv) there have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund’s portfolio.

Additional information, if any, relating to the Fund’s directors and officers, in addition to such information as is found elsewhere in the Annual Report, may be requested by contacting the Fund at the address provided in this report.

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market.

INFORMATION ABOUT DIRECTORS AND OFFICERS OF THE FUND (Unaudited)

Set forth below are the names and certain biographical information about the directors of the Fund. Directors are divided into three classes and are elected to serve staggered three-year terms. All of the directors are elected by the holders of the Fund’s common stock, except for Mr. Pollard and Ms. Lampton, who are elected by the holders of the Fund’s preferred stock. All of the current directors of the Fund, with the exception of Mr. Partain, are classified as independent directors because none of them are “interested persons” of the Fund, as defined in the 1940 Act. Mr. Partain is an “interested person” of the Fund by reason of his position as President and Chief Executive Officer of the Fund and President, Chief Investment Officer and employee of the Adviser. The term “Fund Complex” refers to the Fund and all the other investment companies advised by affiliates of Virtus.

The address for all directors is c/o Duff & Phelps Investment Management Co., 200 South Wacker Drive, Suite 500, Chicago, Illinois 60606. All of the Fund’s directors currently serve on the Board of Directors of three other registered closed-end investment companies that are advised by Duff & Phelps Investment Management Co.: DNP Select Income Fund Inc. (“DNP”), Duff & Phelps Global Utility Income Fund Inc. (“DPG”) and Duff & Phelps Utility and Corporate Bond Trust Inc. (“DUC”).

Directors of the Fund (Unaudited)

Independent Directors
Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director During Past 5 Years
Stewart E. Conner Age: 72	Director	Term expires 2015; Director since 2009	Retired attorney since 2005; Attorney, Wyatt Tarrant & Combs LLP 1966-2005 (Chairman, Executive Committee 2000-2004; Managing Partner 1988-2000)	4

Robert J. Genetski Age: 70	Director	Term expires 2016; Director since 2009	President, Robert Genetski & Associates, Inc. (economic and financial consulting firm) since 1991; Senior Managing Director, Chicago Capital Inc. (financial services firm) 1995-2001; former Senior Vice President and Chief Economist, Harris Trust & Savings Bank; author of several books	4	Director, Midwest Banc Holdings, Inc. 2005-2010

Nancy Lampton Age: 71	Director and Vice Chairperson of the Board	Term expires 2015; Director since 2005	Vice Chairperson of the Board of the Fund and DUC since 2007, DNP since 2006 and DPG since 2011; Chairman and Chief Executive Officer, Hardscuffle Inc. (insurance holding company) since 2000; Chairman and Chief Executive Officer, American Life and Accident Insurance Company of Kentucky since 1971	4	Advisory Board Member, CanAlaska Uranium Ltd. (uranium exploration company); Director, Constellation Energy Group, Inc. (public utility holding company) 1999-2012

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director During Past 5 Years
Philip R. McLoughlin Age: 67	Director	Term expires 2016; Director since 1996	Private investor since 2010; Partner, CrossPond Partners, LLC (investment management consultant) 2006-2010; Managing Director, SeaCap Partners LLC (strategic advisory firm) 2009-2010	66	Chairman of the Board, The World Trust Fund (closed-end fund) since 2010 (Director since 1991); Director, Argo Group International Holdings, Ltd. (insurance holding company; f/k/a PXRE Group Ltd.) 1985-2009

Geraldine M. McNamara Age: 62	Director	Term expires 2014; Director since 2003	Private investor since 2006; Managing Director, U.S. Trust Company of New York 1982-2006	52

Eileen A. Moran Age: 59	Director	Term expires 2015; Director since 1996	Private investor since 2011; President and Chief Executive Officer, PSEG Resources L.L.C. (investment company) 1990-2011	4

Christian H. Poindexter Age 75	Director	Term expires 2014; Director since 2008	Retired Executive Committee Chairman, Constellation Energy Group, Inc. (public utility holding company) since 2003 (Executive Committee Chairman July 2002-March 2003; Chairman of the Board 1999- 2002; Chief Executive Officer 1999-2001; President 1999-2000); Chairman, Baltimore Gas and Electric Company 1993-2002 (Chief Executive Officer 1993-2000; President 1998-2000; Director 1988-2003)	4	Director, The Baltimore Life Insurance Company 1998-2011

Carl F. Pollard Age: 75	Director	Term expires 2014; Director since 2006	Owner, CFP Thoroughbreds LLC (f/k/a Hermitage Farm LLC) since 1995; Chairman, Columbia Healthcare Corporation 1993-1994; Chairman and Chief Executive Officer, Galen Health Care, Inc. March-August 1993; President and Chief Operating Officer, Humana Inc. 1991-1993 (previously Senior Executive Vice President, Executive Vice President and Chief Financial Officer)	4	Chairman of the Board and Director, Churchill Downs Incorporated 2001-2011 (Director 1985-2011)

David J. Vitale Age: 67	Director and Chairman of the Board	Term expires 2016; Director since 2005	Chairman of the Board of the Fund, DNP and DUC since 2009 and DPG since 2011; President, Chicago Board of Education since 2011; Chairman, Urban Partnership Bank since 2010; Private investor 2009- 2010; Senior Advisor to the CEO, Chicago Public Schools 2007-2008 (Chief Administrative Officer 2003-2007); President and Chief Executive Officer, Board of Trade of the City of Chicago, Inc. 2001-2002; Vice Chairman and Director, Bank One Corporation 1998-1999; Vice Chairman and Director, First Chicago NBD Corporation, and President, The First National Bank of Chicago 1995-1998; Vice Chairman, First Chicago Corporation and The First National Bank of Chicago 1993-1998 (Director 1992-1998; Executive Vice President 1986-1993)	4	Director, United Continental Holdings, Inc. (airline holding company; f/k/a UAL Corporation), Urban Partnership Bank, Alion Science and Technology Corporation, ISO New England Inc. (not for profit independent system operator of New England’s electricity supply), Ariel Capital Management, LLC and Wheels, Inc. (automobile fleet management)

Interested Director
Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director During Past 5 Years
Nathan I. Partain, CFA Age: 57	Director, President and Chief Executive Officer	Term expires 2016; Director since 2007	President and Chief Investment Officer of the Adviser since 2005 (Executive Vice President 1997-2005); Director of Utility Research, Duff & Phelps Investment Research Co. 1989-1996 (Director of Equity Research 1993-1996 and Director of Fixed Income Research 1993); President and Chief Executive Officer of the Fund and DUC since 2004 and DPG since 2011; President and Chief Executive Officer of DNP since 2001 (Chief Investment Officer since 1998; Executive Vice President 1998-2001; Senior Vice President 1997-1998)	4	Chairman of the Board and Director, Otter Tail Corporation (manages diversified operations in the electric, plastics, manufacturing and other business operations sectors)

Officers of the Fund (Unaudited)

The officers serve until their respective successors are chosen and qualified. The Fund’s officers receive no compensation from the Fund, but are also officers of the Adviser or Virtus and receive compensation in such capacities. Information pertaining to Nathan I. Partain, the President and Chief Executive Officer of the Fund, is provided above under the caption “Interested Director”. Information pertaining to the other officers of the Fund is set forth below. The address for all officers noted below is c/o Duff & Phelps Investment Management Co., 200 South Wacker Drive, Suite 500, Chicago, Illinois 60606.

Name and Age	Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years

T. Brooks Beittel, CFA Age: 63	Secretary since 2005	Executive Vice President and Assistant Chief Investment Officer of the Adviser since 2008 (Senior Vice President 1993-2008; Vice President 1987-1993)

Timothy M. Heaney, CFA Age: 48	Chief Investment Officer since 2004 (Vice President since 1997; Portfolio Manager 1997-2004)	Senior Vice President of the Adviser since 2004 (Vice President 1997-2004); Senior Portfolio Manager, Fixed Income, Newfleet Asset Management, LLC since 2011; Senior Managing Director, Fixed Income, Virtus Investment Advisors, Inc. (and predecessor firms) 2006-2011 (Managing Director, Fixed Income 1997-2006; Director, Fixed Income Research 1996-1997; Investment Analyst, 1992-1996)

Lisa H. Leonard Age: 50	Vice President since 2006	Vice President of the Adviser since 2006 (Assistant Vice President 1998-2006); Portfolio Manager, Fixed Income, Newfleet Asset Management, LLC since 2011; Managing Director, Fixed Income, Virtus Investment Advisors, Inc. (and predecessor firms) 2006-2011 (Director, Fixed Income 1998-2006, Director, Investment Operations 1994-1998, Fixed Income Trader 1987-1994)

Alan M. Meder, CFA, CPA Age: 54	Treasurer since 2000; Principal Financial and Accounting Officer and Assistant Secretary since 2002	Senior Vice President of the Adviser since 1994 (Chief Risk Officer since 2001); Chair of the Board of Governors of CFA Institute 2012-2013 (Vice Chairman of the Board 2011-2012; Member since 2008); Financial Accounting Standards Advisory Council Member since 2011

Joyce B. Riegel Age: 59	Chief Compliance Officer since 2003	Senior Vice President and Chief Compliance Officer of the Adviser since 2004 (Vice President and Chief Compliance Officer 2002-2004); Vice President and Chief Compliance Officer, Stein Roe Investment Counsel LLC 2001-2002

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (Unaudited)

Pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”), common shareholders may elect to have all distributions of dividends and capital gains automatically reinvested by American Stock Transfer & Trust Company (the “Plan Agent”) in shares of common stock of the Fund (“Fund Shares”) pursuant to the Plan; provided that such election is subject to the power of the Board of Directors to declare capital gains distributions in the form of stock (if such a declaration is made by the Board of Directors, all shareholders who do not elect to receive cash will receive the distribution in the form of stock whether or not they elect to participate in the Plan). Common shareholders who do not participate in the Plan will receive all distributions in cash (except as described above) paid by check in United States dollars mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Custodian, as dividend disbursing agent. Common shareholders who wish to participate in the Plan should contact the Fund at 6201 15th Avenue, Brooklyn, New York, 11219 or call toll free (800) 937-5449.

The Plan Agent serves as agent for the common shareholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gain distribution, if (1) the market price is lower than net asset value, the participants in the Plan will receive the equivalent in Fund Shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution); or if (2) the market price of Fund Shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Fund Shares at the higher of net asset value or 95% of the market price. This discount reflects savings in underwriting and other costs that the Fund otherwise will be required to incur to raise additional capital. If net asset value exceeds the market price of Fund Shares on the payment date or the Fund declares a dividend or other distribution payable only in cash (i.e., if the board of directors precludes reinvestment in Fund Shares for that purpose), the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Fund Shares in the open market, on the New York Stock Exchange, other national securities exchanges on which the Fund’s common stock is listed or elsewhere, for the participants’ accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund Share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of Fund Shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue shares under the Plan below net asset value.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Fund Shares and a cash payment will be made for any fraction of a Fund Share.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days written notice to all common shareholders of the Fund. All correspondence concerning the Plan should be directed to the Fund at the address on the front of this report.

The Plan permits Plan participants to periodically purchase additional shares of common stock through the Plan by delivering to the Plan Agent a check for at least $100, but not more than $5,000, in any month. The Plan Agent will use the funds to purchase shares in the open market or in private transactions as described above with respect to reinvestment of dividends and distributions. Purchases made pursuant to this feature of the Plan will be made commencing at the time of the first dividend or distribution payment following the second business day after receipt of the funds for additional purchases, and may be aggregated with purchases of shares for reinvestment of the dividends and distributions.

Shares will be allocated to the accounts of participants purchasing additional shares at the average price per share, plus a service charge imposed by the Plan Agent and brokerage commissions (or equivalent purchase costs) paid by the Plan Agent for all shares purchased by it, including for reinvestment of dividends and distributions. Checks drawn on a foreign bank are subject to collection and collection fees, and will be invested at the time of the next distribution after funds are collected by the Plan Agent.

The Plan Agent will make every effort to invest funds promptly, and in no event more than 30 days after the Plan Agent receives a dividend or distribution, except where postponement is deemed necessary to comply with applicable provisions of the federal securities laws.

Funds sent to the Plan Agent for voluntary additional share investment may be recalled by the participant by written notice received by the Plan Agent not later than two business days before the next distribution payment date. If for any reason a regular monthly distribution is not paid by the Fund, funds for voluntary additional share investment will be returned to the participant, unless the participant specifically directs that they continue to be held by the Plan Agent for subsequent investment.

ITEM 2.	CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer (the “Code of Ethics”). The registrant’s principal financial officer also performs the functions of principal accounting officer.

The text of the Code of Ethics is posted on the registrant’s web site at http://www.dtffund.com. In the event that the registrant makes any amendment to or grants any waiver from the provisions of the Code of Ethics, the registrant intends to disclose such amendment or waiver on its web site within five business days.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of directors has determined that two members of its audit committee, Philip R. McLoughlin and Carl F. Pollard, are audit committee financial experts and that each of them is “independent” for purposes of this Item.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following table sets forth the aggregate audit and non-audit fees billed to the registrant for each of the last two fiscal years for professional services rendered by the registrant’s principal accountant Ernst & Young LLP, an independent registered public accounting firm (the “Independent Auditor”).

	Fiscal year ended October 31, 2013	Fiscal year ended October 31, 2012
Audit Fees (1)	$51,000	$51,000
Audit-Related Fees (2)(6)	0	3,800
Tax Fees (3)(6)	7,750	7,750
All Other Fees (4)(6)	0	0
Aggregate Non-Audit Fees (5)(6)	7,750	11,550

(1)	Audit Fees are fees billed for professional services rendered by the Independent Auditor for the audit of the registrant’s annual financial statements and for services that are normally provided by the Independent Auditor in connection with statutory and regulatory filings or engagements.
(2)	Audit-Related Fees are fees billed for assurance and related services by the Independent Auditor that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the caption “Audit Fees.” In the fiscal year ended October 31, 2012, such services consisted of the performance of periodic agreed-upon procedures relating to the registrant’s preferred stock. Such services were not required in the fiscal year ended October 31, 2013 due to the redemption of the registrant’s preferred stock.
(3)	Tax Fees are fees billed for professional services rendered by the Independent Auditor for tax compliance, tax advice and tax planning. In both years shown in the table, such services consisted of preparation of the registrant’s annual federal and state income tax returns and excise tax returns.
(4)	All Other Fees are fees billed for products and services provided by the Independent Auditor, other than the services reported under the captions “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”
(5)

Aggregate Non-Audit Fees are non-audit fees billed by the Independent Auditor for services rendered to the registrant, the registrant’s investment adviser (the “Adviser”) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing

1

services to the registrant (collectively, the “Covered Entities”). During both years shown in the table, no portion of such fees related to services rendered by the Independent Auditor to the Adviser or any other Covered Entity.
(6)	No portion of these fees was approved by the registrant’s audit committee after the beginning of the engagement pursuant to the waiver of the pre-approval requirement for certain de minimis non-audit services described in Section 10A of the Securities Exchange Act of 1934 (the “Exchange Act”) and applicable regulations.

The audit committee of the board of directors of the registrant (the “Audit Committee”), jointly with the audit committee of the board of directors of DNP Select Income Fund Inc. (“DNP”), Duff & Phelps Global Utility Income Fund Inc. (“DPG”) and Duff & Phelps Utility and Corporate Bond Trust Inc. (“DUC”), has adopted a Joint Audit Committee Pre-Approval Policy to govern the provision by the Independent Auditor of the following services: (i) all engagements for audit and non-audit services to be provided by the Independent Auditor to the registrant and (ii) all engagements for non-audit services to be provided by the Independent Auditor to the Adviser or any other Covered Entity, if the engagement relates directly to the operations and financial reporting of the registrant. With respect to non-audit services rendered by the Independent Auditor to the Adviser or any other Covered Entity that were not required to be pre-approved by the Audit Committee because they do not relate directly to the operations and financial reporting of the registrant, the Audit Committee has nonetheless considered whether the provision of such services is compatible with maintaining the independence of the Independent Auditor.

Set forth below is a copy of the Joint Audit Committee Pre-Approval Policy (omitting data in the appendices relating to DNP, DPG and DUC).

DNP SELECT INCOME FUND INC. (“DNP”)

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC. (“DPG”)

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC. (“DUC”)

DTF TAX-FREE INCOME INC. (“DTF”)

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES PRE-APPROVAL POLICY

(adopted February 18, 2013 and amended August 8, 2013)

I.	Statement of Principles

Under the Sarbanes-Oxley Act of2002 (the “Act”), the Audit Committee of the Board of Directors of each of DNP Select Income Fund Inc., Duff & Phelps Global Utility Income Fund Inc., Duff & Phelps Utility and Corporate Bond Trust Inc. and DTF Tax-Free Income Inc. (each a “Fund” and, collectively, the “Funds”)(1) is responsible for the appointment, compensation and oversight of the work of the independent auditor. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor in order to assure that they do not impair the auditor’s independence from the Fund. To implement these provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the Audit Committee’s administration of the engagement of the independent auditor. Accordingly, the Audit Committee has adopted this Audit and Non-Audit Services Pre-Approval Policy (this “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor may be pre-approved.

The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the independent auditor. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor. Any proposed

(1)

This Joint Audit Committee Pre-Approval Policy has been adopted by the Audit Committee of each Fund. Solely for the sake of clarity and simplicity, this Joint Audit Committee Pre-Approval Policy has been drafted as if there is a single Fund, a single Audit Committee and a single Board. The terms “Audit Committee” and “Board” mean the Audit Committee and Board of each Fund, respectively, unless the context otherwise requires. The Audit Committee and the Board of each Fund, however, shall act separately and in the best interests of its respective Fund.

2

services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Fund’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Fund’s ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

Under the SEC’s rules, the Audit Committee must pre-approve non-audit services provided not only to the Fund but also to the Fund’s investment adviser and other affiliated entities that provide ongoing services to the Fund if the independent accountant’s services to those affiliated entities have a direct impact on the Fund’s operations or financial reporting.

The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine, for each fiscal year, the appropriate ratio between the total amount of fees for audit, audit-related and tax services (including any audit-related or tax service fees for affiliates that are subject to pre-approval) and the total amount of fees for certain permissible non-audit services classified as “all other” services (including any such services for affiliates that are subject to pre-approval).

The appendices to this Policy describe the audit, audit-related, tax and “all other” services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the independent auditor to management.

The independent auditor has reviewed this Policy and believes that implementation of this Policy will not adversely affect the auditor’s independence.

II.	Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members who are independent directors. Any member to whom such authority is delegated must report, for

3

informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting. In accordance with the foregoing provisions, the Audit Committee has delegated pre-approval authority to its chairman, since under the Audit Committee’s charter each member of the Audit Committee, including the chairman, is required to be an independent director.

III.	Audit Services

The annual audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor to be able to form an opinion on the Fund’s financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will monitor the audit services engagement as necessary, but no less than on a semiannual basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other audit services, which are those services that only the independent auditor reasonably can provide. Other audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the audit services in Appendix A. All other audit services not listed in Appendix A must be specifically pre-approved by the Audit Committee.

IV.	Audit-Related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR.

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The Audit Committee has pre-approved the audit-related services in Appendix B. All other audit-related services not listed in Appendix B must be specifically pre-approved by the Audit Committee.

V.	Tax Services

The Audit Committee believes that the independent auditor can provide tax services to the Fund such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the independent auditor may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC’s rules on auditor independence. The Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Fund’s Administrator or outside counsel to determine that the tax planning and reporting positions are consistent with this Policy.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the tax services in Appendix C. All tax services involving large and complex transactions not listed in Appendix C must be specifically pre-approved by the Audit Committee, including: tax services proposed to be provided by the independent auditor to any executive officer or director of the Fund, in his or her individual capacity, where such services are paid for by the Fund.

VI.	All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the independent auditor from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as all other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the “all other” services in Appendix D. Permissible “all other” services not listed in Appendix D must be specifically pre-approved by the Audit Committee.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

VII.	Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the independent auditor will be established annually by the Audit Committee. (Note that

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separate amounts may be specified for services to the Fund and for services to other affiliated entities that are subject to pre-approval.) Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriate ratio between the total amount of fees for audit, audit-related and tax services for the Fund (including any audit-related or tax services fees for affiliates that are subject to pre-approval), and the total amount of fees for services classified as “all other” services (including any such services for affiliates that are subject to pre-approval).

VIII.	Procedures

All requests or applications for services to be provided by the independent auditor that do not require specific approval by the Audit Committee will be submitted to the Fund’s Administrator and must include a detailed description of the services to be rendered. The Administrator will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the independent auditor.

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Fund’s Administrator, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Administrator to monitor the performance of all services provided by the independent auditor and to determine whether such services are in compliance with this Policy. The Administrator will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Administrator and any member of management will immediately report to the Chairman of the Audit Committee any breach of this Policy that comes to their attention.

IX.	Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Fund, consistent with applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and discussing with the independent auditor its methods and procedures for ensuring independence.

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Appendix A

Pre-Approved Audit Services for Fiscal Year Ending in 2013

Dated: February 18, 2013 and amended August 8, 2013

Service	Fees(1)
	DTF	Affiliates(2)
1. Services required under generally accepted auditing standards to perform the audit of the annual financial statements of the Fund, including performance of tax qualification tests relating to the Fund’s regulated investment company status and issuance of an internal control letter for the Fund’s Form N-SAR	$51,000	N/A

2. Reading of the Fund’s semi-annual financial statements	(3)	N/A

3. Consultations by the Fund’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard setting bodies (Note: Under SEC rules, some consultations may be “audit-related” services rather than “audit” services)	(3)	N/A

(1)

In addition to the fees shown in the table, the Audit Committee has pre-approved the reimbursement of the reasonable out-of-pocket expenses incurred by the independent accountant in providing the pre-approved services.

(2)

These affiliates include the Fund’s investment adviser (excluding sub-advisers) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Fund. The Fund’s Audit Committee must pre-approve non-audit services provided not only to the Fund but also to the adviser and such other affiliated entities, where such entities provide ongoing services to the Fund and the independent accountant’s services to such entities have a direct impact on the Fund’s operations or financial reporting.

(3)

Fees for pre-approved services designated with a (3) shall either be included in the fee approved for item 1 of this Appendix A or may be separately charged, provided that the aggregate separate charges for all services designated with a (3) in Appendices A and B may not exceed 10% of the fee approved for item 1 of this Appendix A.

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Appendix B

Pre-Approved Audit-Related Services for Fiscal Year Ending in 2013

Dated: February 18, 2013 and amended August 8, 2013

Service	Fees(1)
	DTF	Affiliates(2)
1. Issuance of annual agreed-upon procedures letters relating to the Fund’s preferred stock or commercial paper, if any	$3,800	N/A

2. Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters, consents), and assistance in responding to SEC comment letters	(3)	N/A

3. Agreed-upon or expanded audit procedures related to accounting records required to respond to or comply with financial, accounting or regulatory reporting matters	(3)	N/A

4. Consultations by the Fund’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be “audit” services rather than “audit-related” services)	(3)	N/A

5. General assistance with implementation of the requirements of SEC rules or listing standards promulgated pursuant to the Sarbanes-Oxley Act	(3)	N/A

(1)

In addition to the fees shown in the table, the Audit Committee has pre-approved the reimbursement of the reasonable out-of-pocket expenses incurred by the independent accountant in providing the pre-approved services.

(2)

These affiliates include the Fund’s investment adviser (excluding sub-advisers) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Fund. The Fund’s Audit Committee must pre-approve non-audit services provided not only to the Fund but also to the adviser and such other affiliated entities, where such entities provide ongoing services to the Fund and the independent accountant’s services to such entities have a direct impact on the Fund’s operations or financial reporting.

(3)

Fees for pre-approved services designated with a (3) shall either be included in the fee approved for item 1 of Appendix A or may be separately charged, provided that the aggregate separate charges for all services designated with a (3) in Appendices A and B may not exceed 10% of the fee approved for item 1 of Appendix A.

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Appendix C

Pre-Approved Tax Services for Fiscal Year Ending in 2013

Dated: February 18, 2013 and amended August 8, 2013

Service	Fees(1)
	DTF		Affiliates(2)
1. Preparation of federal and state tax returns, including excise tax returns, and review of required distributions to avoid excise tax	$7,750		N/A

2. Preparation of state tax returns	N/A		N/A

3. Consultations with the Fund’s management as to the tax treatment of transactions or events	$6,000	(3)(4)	N/A

4. Tax advice and assistance regarding statutory, regulatory or administrative developments	(5)		N/A

(1)

In addition to the fees shown in the table, the Audit Committee has pre-approved the reimbursement of the reasonable out-of-pocket expenses incurred by the independent accountant in providing the pre-approved services.

(2)

These affiliates include the Fund’s investment adviser (excluding sub-advisers) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Fund. The Fund’s Audit Committee must pre-approve non-audit services provided not only to the Fund but also to the adviser and such other affiliated entities, where such entities provide ongoing services to the Fund and the independent accountant’s services to such entities have a direct impact on the Fund’s operations or financial reporting.

(3)	This fee was pre-approved by the Audit Committee on August 8, 2013, and thereby became part of this Pre-approval Policy.
(4)

This is a fund complex fee that covers consultations relating not only to the Fund, but also to three other closed-end investment companies advised by the Adviser: DNP Select Income Fund Inc., Duff & Phelps Global Utility Income Fund Inc. and Duff & Phelps Utility and Corporate Bond Trust Inc.

(5)

Fees for pre-approved services designated with a (5) shall either be included in the fee approved for item 1 of this Appendix C or may be separately charged, provided that the aggregate separate charges for all services designated with a (5) in this Appendix C may not exceed 10% of the fee approved for item 1 of this Appendix C.

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Appendix D

Pre-Approved “All Other” Services for Fiscal Year Ending in 2013

Dated: February 18, 2013 and amended August 8, 2013

Service	Fees(1)
	DTF	Affiliates(2)
None

(1)

In addition to the fees shown in the table, the Audit Committee has pre-approved the reimbursement of the reasonable out-of-pocket expenses incurred by the independent accountant in providing the pre-approved services.

(2)

These affiliates include the Fund’s investment adviser (excluding sub-advisers) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Fund. The Fund’s Audit Committee must pre-approve non-audit services provided not only to the Fund but also to the adviser and such other affiliated entities, where such entities provide ongoing services to the Fund and the independent accountant’s services to such entities have a direct impact on the Fund’s operations or financial reporting.

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Appendix E

Prohibited Non-Audit Services

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser or investment banking services

•	Legal services

•	Expert services unrelated to the audit

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ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of the Audit Committee are Robert J. Genetski, Philip R. McLoughlin and Carl F. Pollard.

ITEM 6.	INVESTMENTS.

A schedule of investments is included as part of the report to shareholders filed under Item 1 of this report.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Although the registrant does not typically hold voting securities, the registrant’s board of directors has adopted the following proxy voting policies and procedures with respect to proxy voting.

DNP SELECT INCOME FUND INC.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

DTF TAX-FREE INCOME INC.

PROXY VOTING POLICIES AND PROCEDURES

As amended May 10, 2012 and supplemented November 7, 2012

I.	Definitions. As used in these Policies and Procedures, the following terms shall have the meanings ascribed below:

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A.	“Adviser” refers to Duff & Phelps Investment Management Co.

B.	“Advisers Act” refers to the Investment Advisers Act of 1940, as amended.

C.	“corporate governance matters” refers to changes involving the corporate ownership or structure of an issuer whose voting securities are within a portfolio holding, including changes in the state of incorporation, changes in capital structure, including increases and decreases of capital and preferred stock issuance, mergers and other corporate restructurings, and anti-takeover provisions such as staggered boards, poison pills, and supermajority voting provisions.

D.	“Delegate” refers to the Adviser, any proxy committee to which the Adviser delegates its responsibilities hereunder and any qualified, independent organization engaged by the Adviser to vote proxies on behalf of the Fund.

E.	“executive compensation matters” refers to stock option plans and other executive compensation issues.

F.	“Fund” refers to DTF Tax-Free Income Inc.

G.	“Investment Company Act” refers to the Investment Company Act of 1940, as amended.

H.	“portfolio holding” refers to any company or entity whose voting securities are held within the investment portfolio of the Fund as of the date a proxy is solicited.

I.	“proxy contests” refer to any meeting of shareholders of an issuer for which there are at least two sets of proxy statements and proxy cards, one solicited by management and the others by a dissident or group of dissidents.

J.	“social issues” refers to social, political and environmental issues.

K.	“takeover” refers to “hostile” or “friendly” efforts to effect radical change in the voting control of the board of directors of a company.

II.	General policy. It is the intention of the Fund to exercise voting stock ownership rights in portfolio holdings in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Fund. Accordingly, the Fund or its Delegate(s) shall endeavor to analyze and vote all proxies that are considered likely to have financial implications, and, where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Fund and its Delegate(s) must also identify potential or actual conflicts of interests in voting proxies and address any such conflict of interest in accordance with these Policies and Procedures.

III.	Factors to consider when voting.

A.	The Delegate may abstain from voting when it concludes that the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant.

B.	In analyzing anti-takeover measures, the Delegate shall vote on a case-by-case basis taking into consideration such factors as overall long-term financial performance of the target company relative to its industry competition. Key measures which shall be considered include, without limitation, five-year annual compound growth rates for sales, operating income, net income, and total shareholder returns (share price appreciation plus dividends). Other financial indicators that will be considered include margin analysis, cash flow, and debt levels.

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C.	In analyzing proxy contests for control, the Delegate shall vote on a case-by-case basis taking into consideration such factors as long-term financial performance of the target company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); strategic plan of dissident slate and quality of critique against management; evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

D.	In analyzing contested elections for director, the Delegate shall vote on a case-by-case basis taking into consideration such factors as the qualifications of all director nominees. The Delegate shall also consider the independence and attendance record of board and key committee members. A review of the corporate governance profile shall be completed highlighting entrenchment devices that may reduce accountability.

E.	In analyzing corporate governance matters, the Delegate shall vote on a case-by-case basis taking into consideration such factors as tax and economic benefits associated with amending an issuer’s state of incorporation, dilution or improved accountability associated with changes in capital structure, management proposals to require a supermajority shareholder vote to amend charters and bylaws and bundled or “conditioned” proxy proposals.

F.	In analyzing executive compensation matters, the Delegate shall vote on a case-by-case basis, taking into consideration a company’s overall pay program and demonstrated pay-for-performance philosophy, and generally disfavoring such problematic pay practices as (i) repricing or replacing of underwater stock options, (ii) excessive perquisites or tax gross-ups and (iii) change-in-control payments that are excessive or are payable based on a “single trigger” (i.e. without involuntary job loss or substantial diminution of duties). With respect to the advisory vote on the frequency of “say on pay” votes, the Delegate shall vote in favor of the option that received majority support from shareholders in the most recent advisory vote. If no option received majority support and the board implemented an option that is less frequent than that which received a plurality, but not majority, of votes cast, additional factors will be taken into consideration on a case-by-case basis, including the board’s rationale for implementing a less recurring “say on pay” vote, ownership structure, compensation concerns and “say on pay” support level from the prior year.

G.	The Delegate shall generally vote against shareholder proposals on social issues, except where the Delegate determines that a different position would be in the clear economic interests of the Fund and its shareholders.

IV.	Responsibilities of Delegates.

A.	In the absence of a specific direction to the contrary from the Board of Directors of the Fund, the Adviser will be responsible for voting proxies for all portfolio holdings in accordance with these Policies and Procedures, or for delegating such responsibility as described below.

B.	The Adviser may delegate the administration of proxy activities hereunder to a proxy committee established from time to time by the Adviser and may engage one or more qualified, independent organizations to vote proxies on behalf of the Fund. The Adviser shall be responsible for the ensuring that any such Delegate is informed of and complies with these Policies and Procedures.

C.	In voting proxies on behalf of the Fund, each Delegate shall have a duty of care to safeguard the best interests of the Fund and its shareholders and to act in accordance with these Policies and Procedures.

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D.	No Delegate shall accept direction or inappropriate influence from any other client or third party, or from any director, officer or employee of any affiliated company, and shall not cast any vote inconsistent with these Policies and Procedures without obtaining the prior approval of the Board of Directors of the Fund or its duly authorized representative.

V.	Conflicts of interest

A.	The Fund and its Delegate(s) seek to avoid actual or perceived conflicts of interest in the voting of proxies for portfolio holdings between the interests of Fund shareholders, on the one hand, and those of the Adviser or any affiliated person of the Fund or the Adviser, on the other hand. The Board of Directors may take into account a wide array of factors in determining whether such a conflict exists, whether such conflict is material in nature, and how to properly address or resolve the same.

B.	While each conflict situation varies based on the particular facts presented and the requirements of governing law, the Board of Directors or its duly authorized representative may take the following actions, among others, or otherwise give weight to the following factors, in addressing material conflicts of interest in voting (or directing Delegates to vote) proxies pertaining to portfolio holdings: (i) vote pursuant to the recommendation of the proposing Delegate; (ii) abstain from voting; or (iii) rely on the recommendations of an established, independent third party with qualifications to vote proxies, such as Institutional Shareholder Services.

C.	The Adviser shall notify the Board of Directors of the Fund promptly after becoming aware that any actual or potential conflict of interest exists and shall seek the Board of Directors’ recommendations for protecting the best interests of Fund’s shareholders. The Adviser shall not waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board of Directors or its duly authorized representative.

VI.	Miscellaneous.

A.	A copy of the current Proxy Voting Policies and Procedures and the voting records for the Fund, reconciling proxies with portfolio holdings and recording proxy voting guideline compliance and justification, shall be kept in an easily accessible place and available for inspection either physically or through electronic posting on an approved website.

B.	In the event that a determination, authorization or waiver under these Policies and Procedures is requested at a time other than a regularly scheduled meeting of the Board of Directors, the Chairman of the Audit Committee shall be the duly authorized representative of the Board of Directors with the authority and responsibility to interpret and apply these Policies and Procedures and shall provide a report of his or her determinations at the next following meeting of the Board of Directors.

C.	The Adviser shall present a report of any material deviations from these Policies and Procedures at every regularly scheduled meeting of the Board of Directors and shall provide such other reports as the Board of Directors may request from time to time. The Adviser shall provide to the Fund or any shareholder a record of its effectuation of proxy voting pursuant to these Policies and Procedures at such times and in such format or medium as the Fund shall reasonably request. The Adviser shall be solely responsible for complying with its disclosure and reporting requirements under applicable laws and regulations, including, without limitation, Rule 206(4)-6 under the Advisers Act. The Adviser shall gather, collate and present information relating to its proxy voting activities and those of each Delegate in such format and medium as the Fund shall determine from time to time in order for the Fund to discharge its disclosure and reporting obligations pursuant to Rule 30b1-4 under the Investment Company Act.

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D.	The Adviser shall pay all costs associated with proxy voting for portfolio holdings pursuant to these Policies and Procedures and assisting the Fund in providing public notice of the manner in which such proxies were voted, except that the Fund shall pay the costs associated with any filings required under the Investment Company Act.

E.	In performing its duties hereunder, any Delegate may engage the services of a research and/or voting adviser, the cost of which shall be borne by such Delegate.

F.	These Policies and Procedures shall be presented to the Board of Directors annually for their amendment and/or approval.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

In this Item 8, the term “Fund” refers to the registrant, DTF Tax-Free Income Inc.

The Fund’s Portfolio Managers

A team of investment professionals employed by Duff & Phelps Investment Management Co., the Fund’s investment adviser (the “Adviser”), is responsible for the day-to-day management of the Fund’s portfolio. The members of that investment team and their respective roles, as of December 27, 2013, are as follows:

Timothy M. Heaney, CFA, has been Chief Investment Officer of the Fund since 2004 and Vice President since 1997 (Portfolio Manager 1997-2004). He has been a Senior Vice President of the Adviser since 2004 (Vice President 1997-2004). He has been a Senior Portfolio Manager in the Fixed Income unit of Newfleet Asset Management, LLC since 2011 and was Senior Managing Director in the Fixed Income unit of the Adviser’s affiliate, Virtus Investment Advisers, Inc. (and predecessor firms) (“VIA”) 2006-2011 (Managing Director 1997-2006, Director, Fixed Income Research 1996-1997, Investment Analyst 1992-1996). Mr. Heaney is the head of the municipal bond product area for the Adviser and Newfleet Asset Management, LLC.

Lisa H. Leonard has been Vice President of the Fund and the Adviser since 2006. She has also been a Portfolio Manager in the Fixed Income unit of Newfleet Asset Management, LLC since 2011 and was Portfolio Manager in the Fixed Income unit of VIA 1998-2011 (Director, Investment Operations 1994-1998, Fixed Income Trader 1987-1993). Ms. Leonard assists Mr. Heaney in the management of the Fund’s portfolio in her capacity as a portfolio manager in the municipal bond product area for the Adviser and Newfleet Asset Management, LLC.

Other Accounts Managed by the Fund’s Portfolio Managers

The following table provides information as of October 31, 2013 regarding the other accounts besides the Fund that are managed by the portfolio managers of the Fund. As noted in the table, portfolio managers of the Fund may also manage or be members of management teams for other mutual funds within the same fund complex or other similar accounts. For purposes of this disclosure, the term “fund complex” includes the Fund and all other investment companies advised by affiliates of Virtus Investment Partners, Inc. (“Virtus”), the Adviser’s ultimate parent company. As of October 31, 2013, the Fund’s portfolio managers did not manage any accounts with respect to which the advisory fee is based on the performance of the account, nor do they manage any hedge funds.

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	Registered Investment Companies (1)		Other Pooled Investment Vehicles (2)		Other Accounts (3)
Name of Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Timothy M. Heaney	2	$274	N/A	N/A	30	$1,560
Lisa H. Leonard	2	$274	N/A	N/A	30	$1,560

(1)	Registered Investment Companies include all open and closed-end mutual funds. For Registered Investment Companies, assets represent net assets of all open-end investment companies and gross assets of all closed- end investment companies.
(2)	Other Pooled Investment Vehicles include, but are not limited to, securities of issuers exempt from registration under Section 3(c) of the Investment Company Act of 1940, such as private placements and hedge funds.
(3)	Other Accounts include, but are not limited to, individual managed accounts, separate accounts, institutional accounts, pension funds and collateralized bond obligations.

There may be certain inherent conflicts of interest that arise in connection with the portfolio managers’ management of the Fund’s investments and the investments of any other accounts they manage. Such conflicts could include aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the Adviser may have in place that could benefit the Fund and/or such other accounts. The Adviser has adopted policies and procedures designed to address any such conflicts of interest to ensure that all management time, resources and investment opportunities are allocated equitably. There have been no material compliance issues with respect to any of these policies and procedures during the Fund’s most recent fiscal year.

Compensation of the Fund’s Portfolio Managers

The following is a description of the compensation structure of the Fund’s portfolio managers.

The Adviser is a wholly-owned indirect subsidiary of Virtus Investment Partners, Inc. (“Virtus”). Virtus and its affiliated investment management firms, including the Adviser, believe that their compensation programs are adequate and competitive to attract and retain high caliber investment professionals. The portfolio managers receive a base salary, an incentive bonus opportunity, and a benefits package, as detailed below. Highly-compensated individuals participate in a long-term incentive compensation program, including potential awards of Virtus restricted stock units (“RSUs”) with multi-year vesting, subject to Virtus board approval, and may also take advantage of opportunities to defer their compensation and potentially defer their current tax liability.

Base Salary: Each portfolio manager is paid a fixed base salary, which is determined by Virtus and the Adviser and is designed to be competitive in light of the individual’s experience and responsibilities. Virtus management utilizes results of investment industry compensation surveys conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

Incentive Bonus: Incentive bonus pools are based on firm profits. The short-term incentive payment is generally paid in cash, but a portion may be made in Virtus RSUs. Individual payments are assessed using comparisons of actual investment performance with specific peer group or index measures established at the beginning of each calendar year. Performance of the Fund managed is measured over one-, three- and five-year periods. Generally, an individual manager’s participation is based on the performance of each fund managed as weighted roughly by total assets in each of these funds. Incentive bonus compensation of the Fund’s portfolio managers is currently comprised of two main components:

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First, 70% of the incentive is based on: (i) the pre-tax performance of the Fund, as measured by total return over one-, three-, and five- year periods against specified benchmarks and/or peer groups; (ii) the success of the individual manager in achieving assigned goals; and (iii) a subjective assessment of the manager’s contribution to the efforts of the team. The total return component of the performance portion of portfolio managers’ incentive bonus compensation is compared to the Lipper General & Insured Municipal Debt Funds (Leveraged) average NAV return. Portfolio managers who manage more than one product may have other components in their formulaic calculation that are appropriate to the other products, weighted according to the proportion of the manager’s time that is allocated to each specific product.

Second, 30% of the target incentive is based on financial measures of Virtus. These financial measures include: adjusted earnings before interest, tax, depreciation and amortization; gross inflows, and product investment performance. A portion of the total incentive bonus can be paid in Virtus RSUs that vest over three years.

The performance portion of portfolio managers’ incentive bonus compensation is not based on the value of assets held in the Fund’s portfolio (except to the extent that the level of assets in the Fund’s portfolio affects the advisory fee received by the Adviser and, thus indirectly, the profitability of Virtus).

Other Benefits: Portfolio managers are eligible to participate in a 401(k) plan, health insurance, and other benefits offered generally to the firm’s employees that could include granting of RSUs in Virtus stock.

Equity Ownership of Portfolio Managers

The following table sets forth the dollar range of equity securities in the Fund beneficially owned, as of October 31, 2013, by each of the portfolio managers identified above.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Timothy M. Heaney	$50,001-$100,000
Lisa H. Leonard	None

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

During the period covered by this report, no purchases were made by or on behalf of the registrant or any “affiliated purchaser” (as defined in Rule 10b-18(a)(3) under the Exchange Act) of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors have been implemented after the registrant last provided disclosure

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in response to the requirements of Item 22(b)(15) of Schedule 14A (i.e., in the registrant’s Proxy Statement dated April 3, 2013) or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on an evaluation of those controls and procedures made as of a date within 90 days of the filing date of this report as required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Exchange Act.

(b) There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	DTF TAX-FREE INCOME INC.

By (Signature and Title)	/S/ NATHAN I. PARTAIN
Nathan I. Partain President and Chief Executive Officer (Principal Executive Officer)

Date: December 27, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/S/ NATHAN I. PARTAIN
Nathan I. Partain President and Chief Executive Officer (Principal Executive Officer)

Date: December 27, 2013

By (Signature and Title)	/S/ ALAN M. MEDER
Alan M. Meder Treasurer (Principal Financial and Accounting Officer)

Date: December 27, 2013